================================================================================

                                                                   Exhibit 25.01

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                       _________________________________

                                   FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

   Check if an Application to Determine Eligibility of a trustee Pursuant to
                              Section 305(b) ____

                        BANK OF MONTREAL TRUST COMPANY
              (Exact name of trustee as specified in its charter)

                    New York                                 13-4941093
(Jurisdiction of incorporation or organization          (I.R.S. employer
          if not a U.S. national bank)                 identification no.)



                Wall Street Plaza
                 88 Pine Street
              New York, New York                             10005
  (Address of principal executive offices)                (Zip code)


                              Mark F. McLaughlin
                        Bank of Montreal Trust Company
                               Wall Street Plaza
                   88 Pine Street, New York, New York 10005
                                (212) 701-7602
           (Name, address and telephone number of agent for service)
                     ____________________________________

                       Hyperion Telecommunications, Inc.
              (Exact name of obligor as specified in its charter)

        Delaware                                              25-1669404
  (State or other jurisdiction of                         (I.R.S. employer
  incorporation or organization)                           identification
                                                                   number)
                             Main at Water Street
                            Coudersport, PA  16915
                   (Address of principal executive offices)
                    ______________________________________

               12% Senior Subordinated Debt Securities due 2007

================================================================================

Item 1.    General Information.
           --------------------

           Furnish the following information as to the trustee:

  (a) Name and address of each examining or supervising authority to which it is subject.

                       Federal Reserve Bank of New York
                    33 Liberty Street, New York N.Y. 10045

                     State of New York Banking Department
                     2 Rector Street, New York, N.Y. 10006

  (b)      Whether it is authorized to exercise corporate trust powers.

                The Trustee is authorized to exercise corporate trust powers.

Item 2.    Affiliations with the Obligor.
           ------------------------------

           If the obligor is an affiliate of the trustee, describe each such affiliation.

                The obligor is not an affiliate of the trustee.

Item 16.  List of Exhibits.
          -----------------

  List below all exhibits filed as part of this statement of eligibility.

  Exhibit 1 - Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

  Exhibit 4 - Copy of the existing By-Laws of Bank of Montreal Trust Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

  Exhibit 6 -The consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118.

  Exhibit 7 - A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D".

                                   SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 2nd day of March, 1999.

                        BANK OF MONTREAL TRUST COMPANY



                                By:   /s/ Mark F. McLaughlin
                                      -------------------------
                                          Mark F. McLaughlin
                                          Vice President

                                                                     EXHIBIT "D"
                            STATEMENT OF CONDITION
                        BANK OF MONTREAL TRUST COMPANY
                                   NEW YORK
                      -----------------------------------

ASSETS

Due From Banks                                             $   677,400
                                                           -----------

Investment Securities:
State & Municipal                                           16,513,582
Other                                                              100
                                                           -----------
Total Securities                                            16,513,682

Loans and Advances
Federal Funds Sold                                          20,900,000
Overdrafts                                                      12,169
                                                           -----------
Total Loans and Advances                                    20,912,169

Investment in Harris Trust, NY                               8,725,608
Premises and Equipment                                         475,614
Other Assets                                                 2,636,845
                                                           -----------
                                                            11,838,067
                                                           -----------

TOTAL ASSETS                                               $49,941,318
                                                           ===========

LIABILITIES                                                $ 8,191,549
                                                            16,944,443
Trust Deposits                                             -----------
Other Liabilities                                           25,135,992

TOTAL LIABILITIES

CAPITAL ACCOUNTS
                                                             1,000,000
Capital Stock, Authorized, Issued and                        4,222,188
Fully Paid - 10,000 Shares of $100 Each                     19,605,350
Surplus                                                       (22,212)
Retained Earnings                                          -----------
Equity - Municipal Gain/Loss                                24,805,326
                                                           -----------
TOTAL CAPITAL ACCOUNTS

                                                           $49,941,318
TOTAL LIABILITIES                                          ===========
AND CAPITAL ACCOUNTS

          I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                Mark F. McLaughlin
                June 30, 1998

          We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

               Sanjiv Tandon
               Kevin O. Healy
               Steven R. Rothbloom